LITMAN GREGORY FUNDS TRUST

Supplement dated April 16, 2014
to Summary Prospectus, Prospectus
and Statement of Additional Information
of the
Litman Gregory Funds Trust
dated May 1, 2013, as supplemented

Notice to Existing and Prospective Shareholders of the
Litman Gregory Masters Smaller Companies Fund

Effective immediately, Turner Investments, L.P. is removed as a sub-advisor, and Frank Sustersic is removed as a portfolio manager, to the Litman Gregory Masters Smaller Companies Fund.  Fund assets will be allocated equally among the other sub-advisers—Cove Street Capital, LLC, First Pacific Advisors, LLC and Wells Capital Management, Inc.

Accordingly, all references to the Turner Investments, L.P. and Frank Sustersic are removed from the Summary Prospectus, Prospectus and Statement of Additional Information.

Please keep this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.